[Pioneer Graphic Logo]


Pioneer Bond
Fund

SEMIANNUAL REPORT 12/31/97

Table of Contents
--------------------------------------------------------------------------------


Letter from the Chairman                           1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    6
Schedule of Investments                            9
Financial Statements                              15
Notes to Financial Statements                     22
Report of Independent Public Accountants          26
Trustees, Officers and Service Providers          27
Programs and Services for Pioneer Shareowners     28

Pioneer Bond Fund

LETTER FROM THE CHAIRMAN 12/31/97

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to present this report for Pioneer Bond Fund, covering the six months ended December 31, 1997. On behalf of the Fund's investment team, I thank you for your interest and this opportunity to comment briefly on today's investing environment.

Since October, investors have shown increasing demand for U.S. bonds, as the world's stock markets have been exceptionally volatile. Asian markets plunged in the face of severe instability in currencies and economic growth. Here in the United States, the Dow Jones Industrial Average experienced - in the space of two days - both its biggest one-day point drop and its biggest one-day point gain. Although it recovered, its pace has since been unsteady. European markets bounced around, shaken by the drop in Asia and then heartened by the speedy U.S. rebound. Even Latin American markets were affected, mostly in a chain reaction from nervous investors.

After consecutive quarters of robust growth in stocks, this fast-paced change forced individuals and institutions to rethink their investment strategy. Money has poured into the bond market, driving prices up and yields down - to record levels in the case of the 30-year U.S. Treasury bond. Many investors have moved away from stocks and into high-quality fixed-income securities - like those held by your Fund - to shelter their portfolio. We have always believed it is important to allocate assets among both stocks and bonds, and recent market conditions demonstrate this importance.

I encourage you to read on to learn more about your Fund. Please contact your investment professional, or us at 1-800-225-6292, if you have questions about Pioneer Bond Fund.

Respectfully,


/s/ John F. Cogan, Jr.

John F. Cogan, Jr.,
Chairman and President

Pioneer Bond Fund

PORTFOLIO SUMMARY 12/31/97

 P o r t f o l i o  D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
 (As a percentage of total investment portfolio)


[Pie Chart]

Corporate Securities 56%

Short-Term Cash                U.S. Government
Equivalents 4%                 and Agency Securities 40%

 P o r t f o l i o  M a t u r i t y
--------------------------------------------------------------------------------
 (Effective life as a percentage of long-term holdings)


[Pie Chart]

0-2 Years 13%

20+ Years 13%                  2-5 Years 26%

10-20 Years 11%                5-7 Years 17%

7-10 Years 20%

 1 0  L a r g e s t  H o l d i n g s
--------------------------------------------------------------------------------
 (As a percentage of long-term holdings)

  1. Government National Mortgage Association, 7.5%, 2027    7.53%
  2. U.S. Treasury Notes, 7.25%, 2004                        7.39
  3. U.S. Treasury Notes, 7.0%, 2006                         4.51
  4. U.S. Treasury Notes, 8.5%, 2000                         3.21
  5. U.S. Treasury Notes, 6.125%, 2007                       3.13
  6. U.S. Treasury Notes, 8.0%, 2001                         2.84
  7. Ford Capital BV, 9.5%, 2010                             2.84
  8. Delta Airline Trust, 9.2%, 2014                         2.28
  9. Imperial Oil, Ltd., 8.75%, 2019                         2.11
 10. Continental Cablevision, 9.5%, 2013                     1.99

 Fund holdings will vary for other periods.

Pioneer Bond Fund

PERFORMANCE UPDATE 12/31/97                                       CLASS A SHARES

S h a r e  P r i c e s  a n d  D is t r i b u t i o n s
--------------------------------------------------------------------------------


Net Asset Value
per Share                   12/31/97       6/30/97
                            $ 9.34         $ 9.07

Distributions per Share     Income         Short-Term          Long-Term
(6/30/97 - 12/31/97)        Dividends      Capital Gains       Capital Gains
                            $ 0.303              -                   -

I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund at public offering price, compared to the growth of the Lehman Brothers Government/Corporate Bond Index.

[boxed text]

Average Annual Total Returns
(As of December 31, 1997)

               Net Asset     Public Offering
  Period        Value            Price*
  10 Years      8.48%            7.98%
  5 Years       7.02             6.03
  1 Year        9.16             4.26

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[Mountain Chart]

Growth of $10,000

                            Pioneer         Lehman Brothers Government/
         Date               Bond Fund*      Corporate Bond Index
         12/31/87            9,550          10,000
                            10,280          10,758

         12/31/89           11,474          12,289
                            12,312          13,307

         12/31/91           14,226          15,453
                            15,348          16,625

         12/31/93           17,102          18,459
                            16,385          17,811

         12/31/95           19,359          21,239
                            19,739          21,855

         12/31/97           21,547          23,988


  The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Bond Fund

PERFORMANCE UPDATE 12/31/97                                       CLASS B SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------


Net Asset Value
per Share                  12/31/97       6/30/97
                           $ 9.31         $ 9.03

Distributions per Share    Income         Short-Term          Long-Term
(6/30/97 - 12/31/97)       Dividends      Capital Gains       Capital Gains
                           $ 0.259             -                    -


I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund, compared to the growth of the Lehman Brothers Government/Corporate Bond Index.

[boxed text]

Average Annual Total Returns
(As of December 31, 1997)

                     If           If
 Period             Held      Redeemed*
 Life-of-Fund       6.70%       6.02%
 (4/4/94)
 1 Year             8.39        4.39

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


[Mountain Chart]


Growth of $10,000 [dagger]

                            Pioneer         Lehman Brothers Government/
         Date               Bond Fund*      Corporate Bond Index
          4/30/94           10,000           10,000
          6/30/94            9,896            9,958
                             9,914           10,007
         12/31/94            9,906           10,044
                            10,327           10,545
          6/30/95           10,942           11,229
                            11,089           11,444
         12/31/95           11,600           11,977
                            11,274           11,697
          6/30/96           11,286           11,752
                            11,439           11,959
         12/31/96           11,729           12,325
                            11,614           12,218
          6/30/97           11,990           12,663
                            12,353           13,107
         12/31/97           12,413           13,527




[dagger] Index comparison begins 4/30/94. The Lehman Brothers
         Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


         Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Bond Fund

PERFORMANCE UPDATE 12/31/97                                       CLASS C SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------


Net Asset Value
per Share                   12/31/97       6/30/97
                            $ 9.29         $ 9.02

Distributions per Share     Income         Short-Term          Long-Term
(6/30/97 - 12/31/97)        Dividends      Capital Gains       Capital Gains
                            $ 0.259             -                    -

I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund, compared to the growth of the Lehman Brothers Government/Corporate Bond Index.

[boxed text]

Average Annual Total Returns
(As of December 31, 1997)

                     If          If
 Period             Held      Redeemed*
 Life-of-Fund       4.61%      4.61%
 (1/31/96)
 1 Year             8.17       8.17

* Assumes reinvestment of distributions. A 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.

[Mountain Chart]

Growth of $10,000

                            Pioneer         Lehman Brothers Government/
         Date               Bond Fund*      Corporate Bond Index

          1/31/96           10,000           10,000
                             9,766            9,788
          3/31/96            9,679            9,706
                             9,612            9,639
                             9,620            9,623
          6/30/96            9,700            9,751
                             9,714            9,774
                             9,687            9,750
          9/30/96            9,831            9,923
                            10,029           10,155
                            10,207           10,342
         12/31/96           10,081           10,227
                            10,066           10,239
                            10,087           10,260
          3/31/97            9,971           10,138
                            10,088           10,287
                            10,174           10,383
          6/30/97           10,294           10,507
                            10,609           10,829
                            10,465           10,707
          9/30/97           10,607           10,876
                            10,770           11,050
                            10,806           11,108
         12/31/97           10,904           11,225

  The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION 12/31/97

Pioneer Bond Fund closed the first half of its 20th fiscal year on December 31, 1997. During that time, investors in the U.S. fixed-income market were rewarded with significant opportunity. Favorable investment conditions in the United States, combined with upheaval in Asian financial markets, caused interest rates to fall dramatically and bond prices to rise considerably. Your Fund's performance reflected this positive atmosphere and was enhanced by carefully planned investment strategies.

The following discussion with your Fund's portfolio manager, Sherman B. Russ, provides a detailed account of the factors and events that influenced your Fund's performance over the past six months, as well as his expectations for the first half of 1998. An investment professional for more than 20 years, Mr. Russ oversees the team that is responsible for the daily management of Pioneer Bond Fund.


Q: How did the Fund perform over the past six months?

A: Pioneer Bond Fund turned in solid performance, generating an attractive level of both income and total return. As of December 31, 1997, the Fund's 30-day SEC yield stood at 5.14%.

For the six months ended December 31, the Fund's Class A Shares returned 6.39%, Class B Shares 6.03% and Class C Shares 5.92%. These results compared well to the average return of 6.27% generated by the 142 funds in Lipper Analytical Services' Corporate Debt A-rated category. (Returns do not reflect sales charges.) Unlike many of the funds in this group, at least 85% of Pioneer Bond Fund must be invested in bonds rated A or better at all times by major rating agencies. Many of the funds in the Lipper category can invest in lower-quality high-yield bonds; because of increased credit risk, they can produce higher returns. As of December 31, 1997, Pioneer Bond Fund's average quality was AA.


Q: Why did interest rates fall over the past six months?

A: A combination of factors drove down interest rates. Inflation remained low despite moderate-to-strong economic growth, the federal budget deficit declined and there was strong foreign demand. In the fourth quarter,

Pioneer Bond Fund


especially, upheaval in Asia's financial markets prompted investors to seek a safe haven. This "flight to quality" translated into greater demand for U.S. government securities, causing interest rates to fall to levels of historical significance.

Economic growth in the United States remained steady during the period. The combination of low inflation and steady growth, along with comments made by Federal Reserve Chairman Alan Greenspan, prompted an increasing number of investors to believe that worldwide improvements in technology and productivity could continue to enable the economy to grow with few inflationary pressures for quite some time.

The economy's strength can also cause tax revenues to rise. The improved cash flow helps reduce the federal budget deficit and the need for the U.S. government to issue bonds. The result is a smaller supply of securities. Investors anticipated the combination of lower supply and strong demand and pushed bond prices higher.


Q: What strategies did you use to manage the Fund?

A: We actively managed the Fund's allocation to U.S. Treasury and agency securities, mortgage-backed securities and corporate bonds. We reduced holdings in mortgage-backed securities and callable agency securities, and increased the Fund's position in corporate bonds.

We reduced holdings in mortgage-backed securities and callable agency securities to enhance total return because these sectors tend to underperform when interest rates decline. This is because of the possibility that they will be "called" from the portfolio prior to their stated maturities or before the portfolio manager would otherwise choose to sell them. Mortgage-backed securities are subject to prepayment risk - the possibility that the underlying holder will refinance the existing mortgage at a lower interest rate. Similarly, callable issues are eliminated from the portfolio on a designated date if the issuer chooses to refinance at a lower interest rate. In a declining interest rate environment, investors prefer securities that can continue to earn income and generate total return until their stated maturity or until the portfolio manager chooses to sell them.

Pioneer Bond Fund

We reinvested in corporate bonds and maintained an emphasis on U.S. Treasurys. U.S. Treasurys benefited more than any other type of bond from the decline in interest rates over the past six months. We selected corporate bonds in the seven- to 10-year maturity range that had "bullet" maturities - that is, they could not be called away prior to their stated maturity date. Bonds in this range provided much of the yield of bonds with longer maturities, while incurring considerably less interest rate risk. We invested in corporate bonds when their yields became more attractive during the Asian crisis. They provided higher yields than U.S. Treasurys with comparable maturities, while still maintaining a high degree of quality.


Q: What is your outlook for the next six months?

A: We are optimistic that many of the positive trends we witnessed in recent months will continue. But we also recognize that the financial crisis in Asia and the degree to which it will affect the U.S. economy is still developing. We expect inflation to remain low, the federal budget deficit to continue to shrink and investor preference for safe, high-quality investments to be strong. Further, while many factors point to steady economic activity in the United States, such as brisk employment growth and high consumer confidence, we believe a slowdown in Asia could reduce U.S. economic growth from 3.5% to 2.5% per year and lower inflation to the 1.5% area. We will closely monitor developments in both international and domestic arenas, but believe the Fund's emphasis on high-quality investments and careful security selection should keep it well-positioned going forward.

Pioneer Bond Fund

SCHEDULE OF INVESTMENTS 12/31/97


                S&P/Moody's
Principal       Ratings
Amount          (Unaudited)                                                     Value
                              INVESTMENT IN SECURITIES - 96.1%
                              Basic Materials - 2.6%
                              Chemicals - 1.0%
$1,000,000      A/A3          Arco Chemical Co., Deb., 9.8%, 2020          $1,343,650
                                                                           ----------
                              Paper & Forest Products - 1.6%
 1,000,000      BBB-/Baa2     Georgia-Pacific Corp., Deb., 9.5%, 2022      $1,121,100
 1,000,000      A-/A3         Mead Corp., 8.125%, 2023                      1,089,810
                                                                           ----------
                                                                           $2,210,910
                                                                           ----------
                              Total Basic Materials
                              (Cost $3,108,330)                            $3,554,560
                                                                           ----------
                              Capital Goods - 1.2%
                              Manufacturing - 1.2%
 1,500,000      BBB/Baa1      Tenneco, Inc., Notes, 10.075%, 2001          $1,658,835
                                                                           ----------
                              Total Capital Goods
                              (Cost $1,597,900)                            $1,658,835
                                                                           ----------
                              Consumer Cyclicals - 4.4%
                              Automobiles - 1.9%
 2,000,000      A-/A3         General Motors Corp., Notes, 9.4%, 2021      $2,590,120
                                                                           ----------
                              Retail - 2.5%
 1,000,000      A/A2          J.C. Penney Company, Inc., Deb., 9.75%,
                              2021                                         $1,126,580
 1,000,000      AA/AA2        Wal-Mart Stores, Inc., Deb., 8.62%, 2010      1,146,290
 1,000,000      AA/AA2        Wal-Mart Stores, Inc., Deb., 8.50%, 2024      1,143,090
                                                                           ----------
                                                                           $3,415,960
                                                                           ----------
                              Total Consumer Cyclicals
                              (Cost $5,471,080)                            $6,006,080
                                                                           ----------
                              Consumer Staples - 8.4%
                              Broadcasting - 6.2%
 2,200,000      BBB+/Baa2     Continental Cablevision, 9.5%, 2013          $2,611,686
 1,500,000      BBB/Baa3      News America Holdings, 10.125%, 2012          1,745,475
 1,250,000      BBB-/Ba1      Tele Communication, Deb., 10.125%, 2022       1,661,713
 2,000,000      BBB-/Ba1      Time Warner, Inc., Deb., 9.15%, 2023          2,461,500
                                                                           ----------
                                                                           $8,480,374
                                                                           ----------
                              Distributors (Food & Health) - 0.8%
 1,000,000      BBB+/BAA1     Supervalue, Inc., Notes, 8.875%, 2022        $1,153,030
                                                                           ----------

The accompanying notes are an integral part of these financial statements.    9

Pioneer Bond Fund

SCHEDULE OF INVESTMENTS 12/31/97                         (continued)


                S&P/Moody's
Principal       Ratings
Amount          (Unaudited)                                                        Value
                              Household Products (Non-Durables) - 1.4%
$1,500,000      AA/Aa2        Proctor & Gamble Co., Notes, 9.36%, 2021       $ 1,941,015
                                                                             -----------
                              Total Consumer Staples
                              (Cost $10,481,310)                             $11,574,419
                                                                             -----------
                              Energy - 7.3%
                              Oil & Gas - 7.3%
 1,000,000      BBB/Baa2      Ashland Oil Co., 8.8%, 2012                    $ 1,195,030
   500,000      A/A2          Atlantic Richfield Co., Deb., 9.875%, 2016         666,775
 2,600,000      AA+/Aa2       Imperial Oil, Ltd., 8.75%, 2019                  2,779,036
 2,000,000      A-/A3         Phillips Petroleum Co., Deb., 9.18%, 2021        2,242,600
 1,200,000      A+/A1         Texaco Capital Corp., 8.25%, 2006                1,359,948
 1,250,000      A+/A1         Texaco Capital Corp., Gtd. Deb., 9.75%,
                              2020                                             1,698,588
                                                                             -----------
                              Total Energy
                              (Cost 9,418,512)                               $ 9,941,977
                                                                             -----------
                              Financial - 22.0%
                              Banks - 11.7%
 1,000,000      A+/A1         Banc One Corp., Sub. Notes, 10.0%, 2010        $ 1,283,320
 1,000,000      A/A1          BankAmerica, Sub. Notes, 9.375%, 2001            1,091,020
 1,000,000      AA-/Aa3       Barclays North American Capital Corp., Gtd.
                              Sub. Cap. Notes, 9.75%, 2021                     1,130,260
 1,000,000      A-/A1         Chase Manhattan, 8.5%, 2002                      1,078,600
 1,000,000      A-/A1         Chemical NY Corp., Sub. Notes, 9.75%, 1999       1,051,270
 1,250,000      A-/A3         Comerica, Inc., Sub. Deb., 10.125%, 1998         1,271,063
 1,550,000      A-/A2         CoreStates Capital Corp., Gtd. Sub. Notes,
                              9.375%, 2003                                     1,759,545
 1,500,000      A-/A2         First Chicago Corp., Sub. Notes, 10.25%,
                              2001                                             1,679,370
 1,500,000      BBB+/A3       Fleet/Norstar Financial Group, Sub. Notes,
                              9.9%, 2001                                       1,665,405
 1,000,000      A/A2          Mellon Bank, 7.375%, 2007                        1,062,320
 1,000,000      A-/A3         Mellon Financial, Sub. Deb., 9.75%, 2001         1,108,940
 1,000,000      AA-/Aa3       National Westminster Bancorp, Inc., Gtd.
                              Cap. Notes, 9.375%, 2003                         1,145,660
   500,000      AA-/A1        Republic New York Corp., Sub. Notes, 9.3%,
                              2021                                               643,495
                                                                             -----------
                                                                             $15,970,268
                                                                             -----------

10    The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund


                S&P/Moody's
Principal       Ratings
Amount          (Unaudited)                                                        Value
                              Financial (Diversified) - 10.3%
$3,000,000      A+/A1         Ford Capital BV, 9.5%, 2010                    $ 3,730,170
 1,500,000      AA/AA3        GEICO Corp., Deb., 9.15%, 2021                   1,685,805
 1,500,000      A-/A3         John Deere Capital, 8.625%, 2019                 1,680,285
 1,000,000      AA/AA3        J.P. Morgan, 8.50%, 2003                         1,103,600
 1,535,000      AA/AA2        National Re Corp., 8.85%, 2005                   1,751,159
 2,000,000      AAA/Aaa       Standard Credit Card Master Trust Series
                              1991-3A, 8.875%, 1998                            2,030,620
 1,000,000      A/A2          Transamerica Corp., 9.875%, 1998                   999,830
 1,000,000      A/A3          W.R. Berkley, Deb., 8.7%, 2022                   1,173,220
                                                                             -----------
                                                                             $14,154,689
                                                                             -----------
                              Total Financial
                              (Cost $28,680,322)                             $30,124,957
                                                                             -----------
                              Transportation - 7.2%
                              Airlines - 4.6%
 1,824,432      BBB-/A3       American Airlines, Inc., 9.71%, 2007           $ 2,093,335
 2,500,000      BBB/Baa1      Delta Airline Trust, 9.2%, 2014                  2,994,200
 1,000,000      BB+/BAA3      United Air Lines, 9.125%, 2012                   1,193,370
                                                                             -----------
                                                                             $ 6,280,905
                                                                             -----------
                              Airfreight - 1.7%
 2,000,000      BBB+/A3       Federal Express, 8.40%, 2010                   $ 2,274,020
                                                                             -----------
                              Railroads - 0.9%
 1,000,000      AA/BAA1       Norfolk Southern Corp., Notes, 9.0%,
                              2021                                           $ 1,249,650
                                                                             -----------
                              Total Transportation
                              (Cost $9,262,140)                              $ 9,804,575
                                                                             -----------
                              Utilities - 1.2%
   500,000      AAA/Aaa       Cajun Electric Power, Cooperative Utilities
                              Trust, 10.125%, 2019                           $   532,795
 1,000,000      A/A2          Virginia Electric and Power Co., 8.75%,
                              2021                                             1,104,940
                                                                             -----------
                              Total Utilities
                              (Cost $1,565,500)                              $ 1,637,735
                                                                             -----------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Bond Fund
SCHEDULE OF INVESTMENTS 12/31/97                                    (continued)


               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                         Value
                              U.S. Government and Agency
                              Obligations - 40.1%
$   47,621                    Federal Home Loan Mortgage Corp., 10.0%,
                              2002                                            $   50,012
    74,358                    Federal Home Loan Mortgage Corp., 10.5%,
                              2019                                                82,581
   110,928                    Federal Home Loan Mortgage Corp., REMIC
                              Series 1988-24B, 9.5%, 2005                        115,719
 1,500,000                    Federal National Mortgage Association,
                              9.2%, 2000                                       1,624,935
 1,000,000                    Federal National Mortgage Association,
                              10.35%, 2015                                     1,439,000
    44,628                    Federal National Mortgage Association,
                              10.0%, 2019                                         49,067
   594,274                    Federal National Mortgage Association,
                              11.0%, 2019                                        672,807
 2,280,467                    Federal National Mortgage Association,
                              REMIC Series G94-6VB, 8.0%, 2003                 2,375,631
   900,439                    Federal National Mortgage Association,
                              REMIC Series 1989-72D, 8.9%, 2019                  936,816
   450,794                    Federal National Mortgage Association,
                              REMIC Series 1989-19A, 10.3%, 2019                 485,803
     7,751                    Federal National Mortgage Association,
                              REMIC Series 1989-19B, 10.3%, 2019                   8,450
   220,874                    Government National Mortgage Association,
                              10.0%, 2006                                        235,277
   288,670                    Government National Mortgage Association,
                              10.0%, 2018                                        320,288
    77,826                    Government National Mortgage Association,
                              9.5%, 2020                                          84,842
   299,557                    Government National Mortgage Association,
                              10.0%, 2020                                        332,179
 9,654,664                    Government National Mortgage Association,
                              7.5%, 2027                                       9,900,278
    82,400                    Government National Mortgage Association,
                              Midget, 10.0%, 2004                                 87,156
    31,035                    Government National Mortgage Association II,
                              9.5%, 2020                                          33,426

12    The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund


               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                        Value
                              U.S. Government and Agency
                              Obligations - (continued)
$ 732,762                     Resolution Trust Corp., Series 1992-5A6,
                              9.238%, 2026                                 $    734,594
 1,000,000                    Tennessee Valley Authority, 8.625%, 2029        1,089,150
 2,000,000                    U.S. Treasury Bonds, 8.25%, 2005                2,112,460
 2,000,000                    U.S. Treasury Bonds, 8.75%, 2008                2,278,720
 4,000,000                    U.S. Treasury Notes, 8.5%, 2000                 4,222,520
 3,500,000                    U.S. Treasury Notes, 8.0%, 2001                 3,741,780
 9,000,000                    U.S. Treasury Notes, 7.25%, 2004                9,714,870
 5,500,000                    U.S. Treasury Notes, 7.0%, 2006                 5,937,635
 4,000,000                    U.S. Treasury Notes, 6.125%, 2007               4,110,840
 2,000,000                    U.S. Treasury Notes, 6.375%, 2027               2,110,060
                                                                          ------------
                              Total U.S. Government and
                              Agency Obligations
                              (Cost $53,526,058)                           $ 54,886,896
                                                                          ------------
                              Foreign - 1.7%
 1,000,000      AAA/Aaa       Inter-American Development Bank, Notes,
                              9.45%, 1998                                  $  1,024,520
 1,000,000      A-/A3         Province of Saskatchewan, 9.375%, 2020          1,324,730
                                                                          ------------
                              Total Foreign
                              (Cost $2,075,737)                            $  2,349,250
                                                                          ------------
                              TOTAL INVESTMENT IN SECURITIES
                              (Cost $125,186,889)                          $131,539,284
                                                                          ------------
                              TEMPORARY CASH
                              INVESTMENT - 3.9%
                              Commercial Paper - 3.9%
 5,284,000                    American Express Co., 6.65%,01/2/98          $  5,284,000
                                                                          ------------
                              TOTAL TEMPORARY CASH INVESTMENT
                              (Cost $5,284,000)                            $  5,284,000
                                                                          ------------
                              TOTAL INVESTMENT IN SECURITIES AND
                              TEMPORARY CASH INVESTMENT - 100%
                              (Cost $130,470,889) (a)(b)                   $136,823,284
                                                                          =============



The accompanying notes are an integral part of these financial statements.   13

Pioneer Bond Fund

SCHEDULE OF INVESTMENTS 12/31/97                                    (continued)

(a) At December 31, 1997, the net unrealized gain on investments, based on cost for federal income tax purposes of $130,470,889 was as follows:

      Aggregate gross unrealized gain for all investments in which
        there is an excess of value over tax cost                      $6,831,176
      Aggregate gross unrealized loss for all investments in which
        there is an excess of tax cost over value                        (478,781)
                                                                       ----------
      Net unrealized gain                                              $6,352,395
                                                                       ==========

(b) At June 30, 1997, the Fund had a net capital loss carryforward of $3,720,307 which will expire between 1998 and 2005 if not utilized.


Note: The Fund's investments in mortgage-backed securities of the Government
      National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended December 31, 1997 were as follows:

                                            Purchases         Sales
                                            ---------      ------------
Long-term U.S. Government                   $30,859,898    $ 24,802,930
Other Long-term Securities                    9,668,461       5,737,444


14   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

BALANCE SHEET 12/31/97


ASSETS:
  Investment in securities, at value (including temporary cash
    investment of $5,284,000) (cost $130,470,889)                 $136,823,284
  Cash                                                                     434
  Receivables -
   Fund shares sold                                                    183,534
   Interest                                                          2,560,380
  Other                                                                 15,757
                                                                   -----------
    Total assets                                                  $139,583,389
                                                                   -----------
LIABILITIES:
  Payables -
   Fund shares repurchased                                        $    191,212
   Dividends                                                           198,574
  Due to affiliates                                                    180,794
  Accrued expenses                                                      57,778
                                                                   -----------
    Total liabilities                                             $    628,358
                                                                   -----------
NET ASSETS:
  Paid-in capital                                                 $137,343,745
  Accumulated undistributed net investment income                       17,200
  Accumulated net realized loss on investments                      (4,758,309)
  Net unrealized gain on investments                                 6,352,395
                                                                   -----------
    Total net assets                                              $138,955,031
                                                                   ===========
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $106,972,580/11,451,541 shares)               $       9.34
                                                                   ===========
  Class B (based on $24,700,370/2,653,676 shares)                 $       9.31
                                                                   ===========
  Class C (based on $7,282,081/783,767 shares)                    $       9.29
                                                                   ===========

MAXIMUM OFFERING PRICE:
  Class A                                                         $       9.78
                                                                   ===========



The accompanying notes are an integral part of these financial statements.   15

Pioneer Bond Fund

STATEMENT OF OPERATIONS

For the Six Months Ended 12/31/97


INVESTMENT INCOME:
  Interest                                                  $5,093,025
                                                            ----------
    Total investment income                                                  $5,093,025
                                                                             ----------
EXPENSES:
  Management fees                                           $  334,454
  Transfer agent fees
   Class A                                                      96,190
   Class B                                                      26,130
   Class C                                                       6,437
  Distribution fees
   Class A                                                     128,086
   Class B                                                     112,960
   Class C                                                      32,540
  Accounting                                                    38,480
  Custodian fees                                                17,281
  Registration fees                                             37,138
  Professional fees                                             33,968
  Printing                                                       8,077
  Fees and expenses of nonaffiliated trustees                    7,383
  Miscellaneous                                                 17,682
                                                            ----------
    Total expenses                                                           $  896,806
    Less fees paid indirectly                                                   (17,284)
                                                                             ----------
    Net expenses                                                             $  879,522
                                                                             ----------
      Net investment income                                                  $4,213,503
                                                                             ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                           $  (73,925)
  Change in net unrealized gain on investments                                3,944,389
                                                                             ----------
   Net gain on investments                                                   $3,870,464
                                                                             ----------
   Net increase in net assets resulting from operations                      $8,083,967
                                                                             ==========




16    The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended 12/31/97 and the Year Ended 6/30/97


                                                           Six Months
                                                              Ended           Year Ended
FROM OPERATIONS:                                            12/31/97            6/30/97
Net investment income                                     $  4,213,503       $  8,172,340
Net realized loss on investments                               (73,925)          (969,154)
Change in net unrealized gain on investments                 3,944,389            832,463
                                                          ------------       ------------
 Net increase in net assets resulting from operations     $  8,083,967       $  8,035,649
                                                          ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 Class A ($0.30 and $0.63 per share, respectively)        $ (3,389,700)      $ (6,943,232)
 Class B ($0.26 and $0.54 per share, respectively)            (626,874)        (1,082,662)
 Class C ($0.26 and $0.54 per share, respectively)            (179,729)          (108,347)
                                                          ------------       ------------
  Total distributions to shareholders                     $ (4,196,303)      $ (8,134,241)
                                                          ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $ 33,917,807       $ 37,432,588
Reinvestment of distributions                                3,008,883          5,838,102
Cost of shares repurchased                                 (24,861,656)       (37,312,197)
                                                          ------------       ------------
 Net increase in net assets resulting from fund share
   transactions                                           $ 12,065,034       $  5,958,493
                                                          ------------       ------------
 Net increase in net assets                               $ 15,952,698       $  5,859,901
NET ASSETS:

Beginning of period                                        123,002,333        117,142,432
                                                          ------------       ------------
End of period (including accumulated undistributed net
  investment income of $17,200 and $0, respectively)      $138,955,031       $123,002,333
                                                          ============       ============

The accompanying notes are an integral part of these financial statements.    17

Pioneer Bond Fund


CLASS A                         12/97 Shares    12/97 Amount      6/97 Shares   6/97 Amount
Shares sold                        1,923,719    $  17,757,010       2,220,001   $20,119,015
Reinvestment of distributions        275,381        2,551,673         561,906     5,097,205
Less shares repurchased           (1,589,088)     (14,682,103)     (3,170,150)  (28,744,746)
                                  ----------    -------------      ----------   ------------
  Net increase (decrease)            610,012    $   5,626,580        (388,243)  $(3,528,526)
                                  ==========    =============      ==========   ============
CLASS B
Shares sold                        1,008,005    $   9,296,027       1,277,126   $11,519,150
Reinvestment of distributions         42,464          392,042          76,366       689,363
Less shares repurchased             (623,198)      (5,744,679)       (772,104)   (6,961,177)
                                  ----------    -------------      ----------   ------------
  Net increase                       427,271    $   3,943,390         581,388   $ 5,247,336
                                  ==========    =============      ==========   ============
CLASS C*
Shares sold                          749,580    $   6,864,770         643,707     5,794,423
Reinvestment of distributions          7,071           65,168           5,723        51,534
Less shares repurchased             (481,775)      (4,434,874)       (178,517)   (1,606,274)
                                  ----------    -------------      ----------   ------------
  Net increase                       274,876    $   2,495,064         470,913     4,239,683
                                  ==========    =============      ==========   ============

* Class C shares were first publicly offered on January 31, 1996

18    The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

FINANCIAL HIGHLIGHTS 12/31/97

                                                             Six Months
                                                                Ended       Year Ended
                                                              12/31/97        6/30/97
CLASS A
Net asset value, beginning of period                         $   9.07         $  9.08
                                                             -------          -------
Increase (decrease) from investment operations:
 Net investment income                                       $   0.30         $  0.63
 Net realized and unrealized gain (loss) on investments          0.27           (0.01)
                                                             -------          -------
  Net increase (decrease) from investment operations         $   0.57         $  0.62
Distributions to shareholders:
 Net investment income                                          (0.30)          (0.63)
                                                             --------         -------
Net increase (decrease) in net asset value                   $   0.27         $ (0.01)
                                                             --------         -------
Net asset value, end of period                               $   9.34         $  9.07
                                                             ========         =======
Total return*                                                    6.39  %         7.09%
Ratio of net expenses to average net assets                      1.17%**+        1.14%+
Ratio of net investment income to average net assets             6.48%**+        6.97%+
Portfolio turnover rate                                            48%**           48%
Net assets, end of period (in thousands)                     $106,973         $98,310
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                    1.14%**         1.12%
 Net investment income                                           6.51%**         6.99%


                                                           Year Ended   Year Ended   Year Ended   Year Ended
                                                             6/30/96      6/30/95      6/30/94     6/30/93
CLASS A
Net asset value, beginning of period                        $   9.35      $  9.04      $   9.81    $   9.37
                                                            --------      -------      --------    --------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.64      $  0.68      $   0.67    $   0.70
 Net realized and unrealized gain (loss) on investments        (0.27)        0.31         (0.77)       0.44
                                                            -------      -------       --------    --------
  Net increase (decrease) from investment operations        $   0.37      $  0.99      $  (0.10)   $   1.14
Distributions to shareholders:
 Net investment income                                         (0.64)       (0.68)        (0.67)      (0.70)
                                                            -------      --------     -------      --------
Net increase (decrease) in net asset value                  $  (0.27)     $  0.31      $  (0.77)   $   0.44
                                                            -------      --------     -------      --------
Net asset value, end of period                              $   9.08      $  9.35      $   9.04    $   9.81
                                                            =======      ========      =======     ========
Total return*                                                   4.02%       11.48%        (1.26)%     12.67%
Ratio of net expenses to average net assets                     1.19%+       1.14%         1.05%       1.10%
Ratio of net investment income to average net assets            6.80%+       7.55%         6.93%       7.37%
Portfolio turnover rate                                           39%          37%           39%         37%
Net assets, end of period (in thousands)                    $101,957     $110,158      $106,659    $112,900
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                   1.18%           -             -           -
 Net investment income                                          6.81%           -             -           -

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    19

Pioneer Bond Fund

FINANCIAL HIGHLIGHTS 12/31/97

                                                            Six Months
                                                               Ended       Year Ended   Year Ended   Year Ended     4/4/94 to
                                                             12/31/97        6/30/97      6/30/96      6/30/95       6/30/94
CLASS B
Net asset value, beginning of period                         $  9.03         $  9.02      $  9.31      $ 9.02         $ 9.23
                                                             ------         -------      -------      ------          ------
Increase (decrease) from investment operations:
 Net investment income                                       $  0.26            0.56      $  0.57      $ 0.60         $ 0.14
 Net realized and unrealized gain (loss) on investments         0.28           (0.01)       (0.28)       0.31          (0.21)
                                                             ------         -------      -------      ------          -------
  Net increase (decrease) from investment operations         $  0.54         $  0.55      $  0.29      $ 0.91         $ 0.07)
Distributions to shareholders:
 Net investment income                                        ( 0.26)          (0.54)       (0.57)      (0.62)         (0.14)
 In excess of net investment income                                -               -        (0.01)          -              -
                                                             -------        -------      -------      -------         -------
Net increase (decrease) in net asset value                   $  0.28         $  0.01      $ (0.29)     $ 0.29         $(0.21)
                                                             -------        -------      -------      -------         -------
Net asset value, end of period                               $  9.31         $  9.03      $  9.02      $ 9.31         $ 9.02
                                                             =======         =======      =======     =======         =======
Total return*                                                   6.03%           6.24%        3.15%      10.57%         (0.73)%
Ratio of net expenses to average net assets                     1.98%**+        1.97%+       1.96%+      1.97%          1.92%**
Ratio of net investment income to average net assets            5.66%**+        6.12%+       6.01%+      6.60%          6.09%**
Portfolio turnover rate                                           48%**           48%          39%         37%            39%
Net assets, end of period (in thousands)                     $24,700         $20,104      $14,843      $7,338         $1,212
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                   1.95%**         1.96%        1.94%          -              -
 Net investment income                                          5.69%**         6.13%        6.03%          -              -

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.


20    The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

FINANCIAL HIGHLIGHTS 12/31/97


                                                          Six Months
                                                             Ended         Year Ended       1/31/96 to
                                                           12/31/97          6/30/97          6/30/96
CLASS C
Net asset value, beginning of period                        $ 9.02           $ 9.02          $ 9.54
                                                            ------           ------          ------
Increase (decrease) from investment operations:
 Net investment income                                      $ 0.27           $ 0.54          $ 0.23
 Net realized and unrealized gain (loss) on
   investments                                                 .26               -            (0.52)
                                                            ------           ------          ------
  Net increase (decrease) from investment
    operations                                              $ 0.53           $ 0.54          $(0.29)
Distributions to shareholders:
 Net investment income                                       (0.26)           (0.54)          (0.22)
 In excess of net investment income                              -                -           (0.01)
                                                            ------           ------          ------
Net increase (decrease) in net asset value                  $ 0.27           $    -          $(0.52)
                                                            ------           ------          ------
Net asset value, end of period                              $ 9.29           $ 9.02          $ 9.02
                                                            ======           ======          ======
Total return*                                                 5.92%            6.13%          (3.00)%
Ratio of net expenses to average net assets                   1.94%**+         2.05%+          2.18%**+
Ratio of net investment income to average net
  assets                                                      5.64%**+         5.83%+          5.79%**+
Portfolio turnover rate                                         48%**            48%             39%
Net assets, end of period (in thousands)                    $7,282           $4,588          $  343
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                 1.89%**          1.92%           2.13%**
 Net investment income                                        5.69%**          5.96%           5.84%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   21

Pioneer Bond Fund

NOTES TO FINANCIAL STATEMENTS 12/31/97

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.

The Fund offers three classes of shares--Class A, Class B and Class C shares. The shares of Class A, Class B, and Class C represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that each class of shares can bear different transfer agent and distributions fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation
  Security transactions are recorded on trade date. Securities are valued based on valuations furnished by independent pricing services that utilize matrix systems. These matrix systems reflect such factors as security prices, yields, maturities, and ratings and are supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

Pioneer Bond Fund


B. Federal Income Taxes
  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

C. Fund Shares
  The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $14,595 in underwriting commissions on the sale of fund shares during the six months ended December 31, 1997.

D. Class Allocations
  Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

  The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class C shares can bear different transfer agent and distribution fees.

Pioneer Bond Fund

NOTES TO FINANCIAL STATEMENTS 12/31/97                              (continued)

2. Management Agreement
Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. At December 31, 1997, $68,367 was payable to PMC related to management fees and certain other services.

3. Transfer Agent
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $29,763 in transfer agent fees payable to PSC at December 31, 1997.

4. Distribution Plan
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $82,664 in distribution fees payable to PFD at December 31, 1997.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended December 31, 1997, CDSCs in the amount of $22,748 were paid to PFD.

Pioneer Bond Fund


5. Expense Reductions
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended December 31, 1997, the Fund's expenses were reduced by $17,284 under such arrangements.

Pioneer Bond Fund

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Trustees of Pioneer Bond Fund:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Bond Fund as of December 31, 1997, and the related statement of operations, statements of changes in net assets, and financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond Fund as of December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.




ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 2, 1998

Pioneer Bond Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                            President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice President
Margaret B.W. Graham                  Sherman B. Russ, Vice President
John W. Kendrick                      William H. Keough, Treasurer
Marguerite A. Piret                   Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop


Investment Adviser
Pioneering Management Corporation


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                       www.pioneerfunds.com



This report must be preceded or accompanied by a current
Fund prospectus.


[Pioneer Logo]


Pioneer Funds Distributor, Inc.
60 State Street                               0298 - 4810
Boston, Massachusetts 02109               (C) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com           [recycle logo] Printed on Recycled Paper